UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): June 5, 2000

                                  ZAPWORLD.COM
        (Exact name of small business issuer as specified in its charter)

                                   CALIFORNIA
--------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

          0-303000                                    94-3210624
          --------                       ---------------------------------------
       Commission file number            (I.R.S. Employer Identification No.)

                                117 Morris Street
                              Sebastopol, CA 95472
                    (Address of principal executive offices)
                                  (707)824-4150
              (Registrant's telephone number, including area code)


ITEM 5.   OTHER EVENTS

         (a) APPOINTMENT OF COMPANY PRESIDENT. On May 31, 2000, the Registrant announced that it has appointed John R. Dabels as President effective June 1, 2000.

              Mr. Dabels has over 25 years of experience in the automotive industry including senior executive and board positions, and 10 years experience in the electric vehicle (EV) industry. Most recently, Mr. Dabels was Chief Financial Officer and member of the Board of EV Global Motors, an electric bicycle company founded and chaired by Lee Iacocca.

              Mr. Dabels held various positions with General Motors including Director of Marketing for the Buick Motor Division and Director of Worldwide Market Development for the General Motors EV Program, the "Impact", which was the predecessor for the EV-1. Mr. Dabels holds an MBA from the Massachusetts Institute of Technology.


     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                                                               ZAPWORLD.COM.


     Date:   June 5, 2000                           By: ________________________

                                                                Name: Gary Starr
                                                                Title:  CEO